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                                                                   EXHIBIT 10.14


                     HEALTHDYNE INFORMATION ENTERPRISES INC.
                       NON-EMPLOYEE DIRECTOR STOCK OPTION
                                  COMMON STOCK
                                ($.01 PAR VALUE)


OPTION FOR THE PURCHASE OF:                                             SHARES
                                    -----------------------------------

EXERCISE PRICE PER SHARE:           $


         THIS OPTION AGREEMENT, made and entered into as of the ___ day of ________, ____ (the "Effective Date"), by and between HEALTHDYNE INFORMATION ENTERPRISES, INC., a Georgia corporation (the "Corporation"), and
______________, (the"Optionee");


                              W I T N E S S E T H :

         WHEREAS, the Optionee has been elected by the shareholders to serve on the Company's Board of Directors, and the Company has determined that the Optionee is not an employee of the Company; and

         WHEREAS, the Company has determined that it is desirable to grant to the Optionee an option to purchase a limited number of shares of its common stock and upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the Optionee's services to the Company and in consideration of the mutual covenants contained herein, the parties hereto do hereby agree as follows:

         1. General Definitions. For purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning hereinafter provided:

                  (a) "Change in Control" shall mean a change in control of the business and operation of the Company of such a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the Effective Date; provided that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in Section 13(d)(2) of the Exchange Act) after the Effective Date, becomes a beneficial owner, directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.

                  (b) The "Code" shall mean the Internal Revenue Code of 1986.

                  (c) "Common Stock" shall mean the common stock of the Company, $.01 par value per share.


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                  (d) The "Company" shall mean Healthdyne Information
Enterprises, Inc.

                  (e) The "Exercise Date" shall mean (subject to the approval of Amendment No. 1 to the Company's Non-employee Director Stock Option Plan by the shareholders of the Company) the date which is the earlier of (i) thirty (30) days prior to the date of any extraordinary corporate proceeding affecting the Company (as determined by the Board), pursuant to which the Company is not to survive immediately following the proceeding and/or which results in a Change in Control of the Company (by merger, consolidation, sale or acquisition of assets or stock or otherwise) if the Optionee's service on the Board of Directors is discontinued or terminated due to or as a result of such extraordinary corporate proceeding; or (ii) the fourth anniversary from the Effective Date; provided that this Option shall be exercisable prior thereto as to the percentage of the shares of Common Stock then subject to this Option indicated by the table below, based upon the number of years from the Effective Date:

  NUMBER OF YEARS FROM                              PERCENTAGE OF SHARES
-------------------------------------------------------------------------------
      A least 1 but                                         25%
       less than 2

      A least 2 but                                         50%
       less than 3

     At least 3 but                                         75%
       less than 4


                  (f) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

                  (g) This "Option" shall mean the option evidenced by the Option Agreement.

                  (h) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by the Optionee upon the exercise of this Option, in whole or in part, as adjusted from time to time in accordance with the provisions hereof.

                  (i) The "Stock Option Plan" shall mean the Non-employee Director Stock Option Plan adopted by the Board of Directors of the Company on August 30, 1995.

                  (j) The "Subsidiaries" shall mean any corporations now or hereafter existing which are "subsidiary corporations" of the Company within the meaning of Section 425(f) of the Code.

         2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Optionee shall have the right, at any time after the Exercise Date and on


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or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page one (1) of this Option Agreement, such number of shares being subject to adjustment in accordance with the provisions set forth below, and in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

         3. Manner of Exercise. Subject to the terms, conditions and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then subject to this Option. Such exercise shall be effective only if the Optionee duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Optionee, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common Stock to be purchased and accompanied by cash in an amount equal to the purchase price of such shares. Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Optionee representing the number of shares of Common Stock so purchased. No fractional shares will be issued.

         4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

                  (a) The fifth anniversary of the Effective Date;

                  (b) Thirty (30) days after termination of the Optionee's service on the Board of Directors of the Company; provided, however, that in the event of the death of the Optionee while serving as a member of the Board of Directors, the Option shall terminate six (6) months following the date of death; or

                  (c) Thirty (30) days after the Optionee becomes an employee of the Company or its Subsidiaries.

         5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the exercise of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. The Company may require, as a condition of the effectiveness of the exercise of this Option, a written agreement that all shares of Common Stock to be acquired pursuant to such exercise shall be held for investment for the Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any exercise of this Option in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to


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effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

                  The Company shall inform the Optionee in writing of its decision to defer the effectiveness of the exercise of this Option. During the period that the exercise of this Option has been deferred, the Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         6. Adjustment of Option Price and Number of Shares That May Be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) In the event of the issuance of additional shares of Common Stock as a dividend, from and after the record date for the determination of shareholders entitled to such dividend the Optionee (until another such adjustment, if any) shall be entitled to purchase under this Option the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to said record date by the percentage that the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock subject to this Option immediately prior to said record date.

                  Under each adjustment made pursuant to this subparagraph (a) to the number of shares of Common Stock that the Optionee may purchase under this Option pursuant to this subparagraph (a), the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (i) the product obtained by multiplying such Option Price by the number of shares of Common Stock subject to this Option immediately prior to such adjustment by (ii) the number of shares of Common Stock subject to this Option immediately following such adjustment.

                  (b) If the Company should at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Company should at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

                  Upon each adjustment of the Option Price made pursuant to this subparagraph (b), the Optionee (until another such adjustment, if any) shall be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock subject to this Option Price in effect prior to such adjustment by (ii) the adjusted Option Price.


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         7.  Reorganization, Reclassification, Consolidation or Merger. If at
any time while this Option is outstanding there should be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 6 above), or any consolidation or merger of the Company with another corporation, then the number of shares of Common Stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock that may then be purchased upon the exercise of this Option would have been entitled upon such reorganization, reclassification, consolidation or merger if this Option had been exercised in full immediately prior to such reorganization, reclassification, consolidation or merger, may thereafter be purchased hereunder in lieu of the shares of Common Stock theretofore subject to this Option; and in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Optionee to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or other property that may thereafter be purchased hereunder.

         8. Notice of Adjustment. Upon the occurrence of any adjustment of the Option Price, any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, or any reorganization, reclassification, consolidation, merger or other transaction to which paragraph 7 hereof shall apply, then, and in each such case, the Company, within thirty
(30) days thereafter, shall give written notice thereof to the Optionee at the address of the Optionee as shown on the books of the Company, which notice shall state the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

         9. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Optionee for any transfer tax or other such expense imposed or incurred with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

         10. Assignment. This Option may not be transferred or assigned by the Optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised, in whole or in part, only by the Optionee.

         11. Miscellaneous.

                  (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

                  (b) The Company shall use its best efforts to cause the Stock Option Plan to be submitted to its shareholders at the Company's next annual meeting and shall recommend the Stock Option Plan to the shareholders for approval.


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                  (c) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Optionee.

                  (d) In the event of any inconsistency between this Option Agreement and the Stock Option Plan, the Stock Option Plan shall control.

                  (e) The Optionee shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement as of the day and year first above written.



                                    HEALTHDYNE INFORMATION ENTERPRISES, INC.


(CORPORATE SEAL)                    By:
                                        ----------------------------------------
                                        President


ATTEST:


-------------------------------
Secretary

                                    OPTIONEE:


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                                    EXHIBIT A

                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)



TO:      HEALTHDYNE INFORMATION ENTERPRISES, INC.

         The undersigned hereby exercises the right to purchase ___________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.






                                    --------------------------------------------
                                    Signature


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                                    --------------------------------------------
                                    Address


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                                    Social Security Number


Date:  ____________________, 19____